SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C. 20549


                          ------------------------------

                                     FORM 8-K

                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 24, 1997



                            Morton International, Inc.
              (Exact name of Registrant as Specified in its Charter)


               Indiana               1-10270              36-3640053
         (State or Other    (Commission File Number)     (IRS Employer
           jurisdiction of                            Identification No.)
           Incorporation)


          100 North Riverside Plaza, Chicago, Illinois       60606
          (Address of Principal Executive Offices)        (Zip Code)


         Registrant's telephone number, including area code:  (312) 807-2421



           Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)





         Item 5.   Other Events.

              On April 24, 1997, Morton International, Inc. (the "Com-pany") issued a press release, which is attached hereto as Ex-hibit 1 and is hereby incorporated by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.

              1. Press release, dated April 24, 1997, issued by the Company.





                                    SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autho-rized.

                                       MORTON INTERNATIONAL, INC.


                                       By:  /s/ P. Michael Phelps
                                       Name:  P. Michael Phelps
                                       Title: Vice President and Secretary

         Date:  April 25, 1997





         Index to Exhibits

         Exhibit  Number and Designation

         1.   Press release, dated April 24, 1997, issued by the Company.